UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Two Rivers Water and Farming Company

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS

Tuesday, September 30, 2016

2:30 p.m., MDT, local time

The Annual Meeting of Common Shareholders of Two Rivers Water and Farming Company will be held at our principal executive offices located at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado, on Tuesday, September 30, 2016, at 2:30 p.m., local time.  The purposes of the meeting are to:

1.

elect the five directors named in the proxy statement to serve until the 2017 Annual Meeting of Common Shareholders;

2.

ratify the appointment of our independent registered public accounting firm for 2016;

3.

approve, on an advisory basis, executive compensation; and

4.

transact any other business as may properly come before the meeting or any adjournment thereof.

You may vote at the meeting if you were a holder of record of our common stock at the close of business on August 3, 2016.  A complete list of those shareholders will be open for examination by shareholders at our principal executive offices during ordinary business hours, for a period of ten days prior to the meeting as well as on the day of the meeting.  The annual meeting may be adjourned from time to time without notice other than by announcement at the meeting.

This year we are using the SEC “Notice and Access” model, which allows us to deliver proxy materials via the Internet. We believe Notice and Access provides common shareholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing proxy materials.  On August 19, 2015, we are mailing to common shareholders of record a notice with instructions on how to access the proxy materials via the Internet.

Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet, as instructed in the proxy materials, as promptly as possible in order to ensure your representation at the meeting.  Even if you vote by proxy, you may still vote in person if you attend the meeting.  If your common stock is held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

August 15, 2016

Denver, Colorado

By Order of the Board of Directors,

Wayne Harding
Secretary

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on September 30, 2016:

The Proxy Statement, form of proxy card and
our 2016 Annual Report to Shareholders
are available at www.proxyvote.com.

PROXY STATEMENT
FOR
ANNUAL MEETING OF COMMON SHAREHOLDERS

TABLE OF CONTENTS

PAGE

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

1

PROPOSALS

5

Proposal No. 1.  Election of Directors

5

Proposal No. 2.  Appointment of Independent Registered Public Accounting Firm

5

Proposal No. 3.  Advisory Approval of Executive Compensation

6

Other Matters

6

Shareholder Proposals

6

EXECUTIVE OFFICERS

7

EXECUTIVE COMPENSATION

7

Executive Compensation Tables

7

Employment Agreements

9

BOARD OF DIRECTORS

9

Biographical Information

9

Board Committees

10

Audit Committee Report

12

DIRECTOR COMPENSATION

12

CORPORATE GOVERNANCE

12

Director Nomination Process

13

Communicating with Independent Directors

13

Code of Ethics

13

Conflicts of Interest

13

Compensation Committee Interlocks and Insider Participation

13

LIMITATION OF LIABILITY AND INDEMNIFICATION

13

RELATED-PARTY TRANSACTIONS

14

STOCK OWNERSHIP

15

Directors, Officers and Principal Shareholders

15

Section 16(a) Beneficial Ownership Reporting Compliance

15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

16

QUESTIONS AND ANSWERS ABOUT THE
PROXY MATERIALS AND VOTING

Why am I receiving proxy materials?

We have mailed you a notice of Internet availability of proxy materials, together with a proxy card, because the Board of Directors of Two Rivers Water and Farming Company is soliciting your proxy to vote at the 2016 Annual Meeting of Common Shareholders, including at any adjournments or postponements of the meeting.  We urge you to access the proxy statement and other materials as described in the Notice of Internet Availability.  You are invited to attend the meeting to vote on the proposals described in this proxy statement.  You do not, however, need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the Internet.

We intend to send the notice of Internet availability of proxy materials and proxy card on or about August 19, 2016 to all shareholders of record entitled to vote at the meeting.

Why did I receive a notice as to the Internet availability of proxy materials instead of a full set of materials?

We have elected, pursuant to rules adopted by the SEC, to provide access to our proxy materials over the Internet.  We have sent a notice of Internet availability of proxy materials, together with a proxy card, to our common shareholders of record as of August 3, 2016.  Instructions on how to access proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.  In addition, you may request to receive future proxy materials in printed form by mail or electronically.  Your election to receive future proxy materials by mail or electronically will remain in effect until you terminate such election.

How can I access the proxy materials over the Internet?

You may view and also download our proxy materials for the meeting including the Notice of Internet Availability, the Proxy Statement, the form of proxy card and our 2015 Annual Report to Shareholders at www.proxyvote.com.

How do I attend the meeting?

The meeting will be held on Tuesday, September 30, 2016 at 2:30 p.m., Mountain Daylight Saving Time, at our principal executive offices at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado.  Directions to the meeting can be obtained at www.2riverswater.com/contact.  Information on how to vote in person at the meeting is discussed below.

Do I need to present identification to attend the meeting?

Yes.  You will need to present valid personal identification and proof of common stock ownership to be admitted to attend the meeting.

Who can vote at the meeting?

Only holders of record of common stock at the close of business on August 3, 2016 will be entitled to vote at the meeting.  On this record date, there were 28,946,759 shares of common stock outstanding and entitled to vote.

Shareholder of Record — Shares Registered in Your Name:  If on August 3, 2016 your shares of common stock were registered directly in your name with our transfer agent, then you are a shareholder of record for the meeting. As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:  If on August 3, 2016 your shares of common stock were not registered in your name, but instead were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the meeting.  Since you are not the shareholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

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election of five directors nominated by the Board of Directors to hold office until the 2017 Annual Meeting of Common Shareholders;

•

ratification of the selection, by the Audit Committee of the Board of Directors, of Eide Bailly LLP as our independent registered public accounting firm for 2016, and

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approval of, on an advisory basis, the compensation of our Named Executive Officers as identified in this proxy statement.

At our 2013 Annual Meeting of Shareholders, the common shareholders voted to approve annual advisory votes on compensation of our Named Executive Officers.  The third proposal has been made pursuant to last year’s vote on the frequency of consideration of executive compensation.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the meeting.  If any other matters are properly brought before the meeting, it is the intention of the person named in the accompanying proxy card to vote on those matters in accordance with his best judgment.

How do I vote?

With respect to Proposal No. 1, you may vote “FOR” all of the nominees to the Board of Directors or you may “Withhold” your vote for one or more of the nominees.  With respect to Proposal No. 2, you may vote “FOR” or “AGAINST” the ratification of Eide Bailly LLP as our independent registered public accounting firm for 2016, or you may abstain from voting.  With respect to Proposal No. 3, you may vote “FOR” or “AGAINST” the approval of, on an advisory basis, the compensation of our Named Executive Officers.

Shareholder of Record — Shares Registered in Your Name:  If you are a shareholder of record, you may vote in person at the meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

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To vote in person, bring your personal identification and proof of common stock ownership to the meeting and we will give you a ballot when you arrive.

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To vote by proxy, complete, sign and date the proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the meeting, we will vote your shares as you direct.

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To vote over the telephone from a location in the United States, Canada or Puerto Rico, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the proxy card.  Your vote must be received by 11:59 p.m., Eastern daylight saving time, on September 29, 2016 to be counted.

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To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the proxy card.  Your vote must be received by 11:59 p.m., Eastern daylight saving time, on September 29, 2016 to be counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:  If you are a beneficial owner of shares of common stock registered in the name of your broker, bank, dealer or similar organization, you should have received proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by the organization holding your shares.  To vote in person at the meeting, you must obtain a valid proxy and proof of common stock ownership from the organization holding your shares.  Follow the instructions from the organization holding your shares included with these proxy materials, or contact that organization to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  Please be aware, however, that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of August 3, 2016.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the five nominees for director, “FOR” ratification of Eide Bailly LLP as our independent registered public accounting firm for 2016 and “FOR” the approval of, on an advisory basis, the compensation of our Named Executive Officers.  If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks, dealers and similar organizations for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one notice of Internet availability of proxy materials?

If you receive more than one notice of Internet availability of proxy materials, your shares of common stock may be registered in more than one name or in different accounts.  Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the Internet.

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You may send a timely written notice that you are revoking your proxy to Wayne Harding, our Secretary, at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado.

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You may attend the meeting and vote in person.  Simply attending the meeting will not, by itself, revoke your proxy.

Your latest proxy card or telephone or Internet proxy is the one that is counted.  If your shares are held by your broker, bank, dealer or similar organization as a nominee, you should follow the instructions provided by that organization.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count:

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“FOR” and “Withhold” votes with respect to Proposal No. 1;

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“FOR” and “AGAINST” votes with respect to Proposal No. 2 and Proposal No. 3; and

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abstentions and broker non-votes.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders other than the election of directors.  Thus an abstention from voting on a matter has the same legal effect as a vote “AGAINST” that matter.  Broker non-votes and directions to withhold are counted as present, but are not entitled to vote on proposals for which brokers do not have discretionary authority and have no effect other than to reduce the number of affirmative votes needed to approve a proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals and director elections, even if those matters are not contested.  Proposal No. 2 is considered to be “routine.”

The election of directors (Proposal No. 1) and the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3) are matters considered “non-routine” under applicable rules.  A broker or other nominee cannot vote without instructions on “non-routine” matters, and therefore there may be broker non-votes on Proposal No. 1 and Proposal No. 3.

How many votes are needed to approve each proposal?

To be approved, Proposal No. 1, which relates to the election of directors, the five nominees receiving the most “FOR” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected.  Only votes “FOR” or “WITHHELD” will affect the outcome.

To be approved, Proposal No. 2, which relates to the ratification of Eide Bailly LLP as our independent registered public accounting firm for 2015, must receive “FOR” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy.  If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.  Broker non-votes will have no effect.

To be approved, Proposal No. 3, which relates to the approval, on an advisory basis, of the compensation of our Named Executive Officer, must receive “FOR” votes from the holders of a majority of the shares that are present in person or represented by proxy and entitled to vote at the meeting.  If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if shareholders holding at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or represented by proxy.

Your shares of common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the meeting?

Preliminary voting results will be announced at the meeting.  Final voting results will be included on a current report on Form 8-K filed with the SEC on or before October 6, 2016.

PROPOSALS

Proposal No. 1.  Election of Directors

Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of no fewer than two and no more than nine directors.  The number of directors currently is fixed at five.  The Board has nominated five directors for election at the meeting. If elected at the meeting, each of the nominees would serve until the 2016 Annual Meeting of Common Shareholders and until their successors are elected and qualified or until their death, resignation or removal.

We have no reason to believe that any of the director nominees will be unable to serve if elected.  However, if any of these nominees becomes unavailable, the person named in the proxy intends to vote for any alternate designated by the current Board, or the Board may reduce the number of current directors.

None of the independent director nominees is related by blood, marriage or adoption to any of the other director nominees or any of our executive officers, and none is party to an arrangement or understanding with any person pursuant to which the nominee is to be selected or nominated for election as a director.

Directors are elected by plurality of the votes of the holders of common stock present in person or represented by proxy and entitled to vote on the election of directors.  The five nominees receiving the highest number of affirmative votes will be elected.

Brief biographies of the nominees are set forth below under “Board of Directors—Biographical Information” and include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributed and skills of each nominee that lead the Nominating, Compensation and Corporate Governance Committee to believe that such nominee should continue to serve on the Board.

The Board of Directors recommends that holders of common stock vote
“FOR”
election of each of Wayne E. Harding III, Samuel Morris, Mike Harnish, James Cochran, and T. Keith Wiggins

Proposal No. 2.  Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Eide Bailly, LLP, Denver, Colorado, as our independent registered public accounting firm for fiscal year 2016.  Eide Bailly has served as our independent registered public accountants since 2011.  While we are not required to seek shareholder ratification of the selection of Eide Bailly as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the selection, the Audit Committee will take the vote into consideration when determining whether or not to retain Eide Bailly.  Representatives of Eide Bailly, LLP are not expected to be present at the meeting.

The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of Eide Bailly.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors recommends that holders of common stock vote
“FOR”
ratification of the appointment of Eide Bailly, LLP as independent registered public accounting firm.

Proposal No. 3.  Advisory Approval of Executive Compensation

In accordance with SEC rules, we are asking common shareholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed below in “Executive Compensation.”  While this vote is non-binding, we value the opinions of its shareholders and, consistent with our record of shareholder engagement, will consider the outcome of the vote when making future compensation decisions.

In considering your vote, we invite you to review the compensation tables and narrative presented below under “Executive Compensation.”  As described in that section, we believe that our executive compensation program enables us to attract, motivate and retain key executives, aligns our compensation arrangements with our annual and long-term business objectives and strategy, and provides variable compensation opportunities that are directly linked with our financial and strategic performance.

We are asking our shareholders to vote FOR, in a non-binding vote, the following advisory resolution on executive compensation:

RESOLVED,

that the holders of common stock approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table, the other compensation tables, and the related notes and narratives set forth under “Executive Compensation” of the proxy statement for the 2016 Annual Meeting of Common Shareholders.

The Board has adopted a policy of providing annual advisory votes on the compensation of our Named Executive Officers.  At the 2013 Annual Meeting of Shareholders, common shareholders approved this policy, on an advisory basis.  The next advisory vote to approve our executive compensation is expected to occur at the 2017 Annual Meeting of Common Shareholders.

The Board of Directors recommends that holders of common stock vote
“FOR”
the advisory resolution on executive compensation.

Other Matters

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for consideration at the meeting.  If any other matters properly come before the meeting, it is the intention of the person named in the accompanying proxy card to vote on such matters in accordance with his best judgment.

Shareholder Proposals

To be considered for inclusion in our proxy materials for presentation at the 2017 Annual Meeting of Common Shareholders, shareholder proposals must be received in writing by our Secretary at our corporate headquarters at 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado, by March 16, 2017.

EXECUTIVE OFFICERS

Our executive officer as of August 3, 2016 is:

Wayne E. Harding III serves as our Chief Executive Officer and Chief Financial Officer.  Mr. Harding has served as our Chief Financial Officer and Secretary from September 2009 to present.  In June 2016 the Board appointed Mr. Harding as the Company’s CEO. He also served as our controller from July 2008 to September 2009.  From 2004 to 2007 he served as vice president business development of Rivet Software, Inc., a financial reporting software company; from 2002 to 2004, principal of Wayne Harding and Company PC, a financial consulting firm; and from 2000 to 2002, director-business development of CPA2Biz, Inc., a multi-channel marketing subsidiary of the American Institute of Certified Public Accountants.  Mr. Harding has served as a director and chair of the audit committee of Aerogrow International, Inc., a publicly traded provider of advanced indoor garden systems, since December 2011, and he previously served as a director and chair of the governance, compensation and nominating committee and the audit committee of Aerogrow from 2005 to 2007.  Mr. Harding is a licensed CPA in Colorado and holds the Charter Global Management Accountant designation.  He received his BS and MBA degrees from the University of Denver.  He is a past president of the Colorado Society of CPAs.  Mr. Harding is 61 years old.

EXECUTIVE COMPENSATION

Executive Compensation Tables

Name & Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-equity incentive plan comp ($)	Non-qualified deferred comp earnings ($)	All other comp ($)	Total ($)
John McKowen, CEO, Chairman	2015 (2)	258,050	-	-	-	-	-	38,284	296,334
	2014 (2)	281,400	-	245,000	-	-	-	38,284	564,684
	2013 (3)	246,010	-	-	-	-	-	31,284	277,294
Wayne Harding, CFO & Secretary	2015 (4)	154,231	-	-	-	-	-	6,800	161,031
	2014 (3)	136,200	-	81,667	-	-	-	4,800	222,667
	2013 (4)	123,772	-	83,333	-	-	-	4,800	211,905
(1)

Stock award compensation is based on RSUs granted, vested and issued during the year.   For payroll tax purposes, and as reported here, valuation of the RSU grants that are vested is recorded through payroll at a 25% fair value discount due to large blocks and limitations on selling.  This is based on outside executive compensation consultant’s opinion.  For financial statement purposes, the full fair value of the grant is recorded, less expected forfeitures.

(2)	Other Compensation is the payment of the health insurance benefit by the Company ($13,284) and office allowance ($25,000).
(3)	Other Compensation is the payment of the health insurance benefit by the Company ($13,284) and office allowance ($18,000).
(4)	Other Compensation is the payment of the health insurance benefit by the Company ($6,800).
(5)	Other Compensation is office reimbursement ($10,000) and health insurance benefit ($4,800).

Grants and Issuance of Plan-Based Awards for 2015

No plan-based awards were granted to our executive officers during 2015.   For the year ended December 31, 2014, the Company issued through prior RSU grants, 600,000 common shares to John R. McKowen and 166,667 common shares to Wayne Harding, that were vested in prior years.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information as to unexercised restricted stock units held on December 31, 2015 by the named executive officers.

	Stock Awards
Name	Number of RSUs that have vested (#)	Market value of RSUs that have vested ($) (1)	Number of RSUs that have not vested (#)	Market value of RSUs that have not vested ($) (1)
John R. McKowen	1,880,948	$ 1,260,000	-	$ -
Wayne Harding	-	$ -	-	$ -
(1) The closing price of our common stock on OTCQB on December 31, 2015 was $0.66

Option Exercises and Stock Vested in 2015

No shares of Common Stock vested during 2015 under RSUs held by our executive officers.

Employment and Change in Control Agreements

We entered into employment agreements with each of John McKowen and Wayne Harding effective as of January 1, 2011.  Each of these employment agreements renews automatically for successive one-year terms until either party delivers notice of termination within 30 days of the expiration of the then-current term.

Under each agreement, annual base salary and other compensation is to be reviewed, and may be adjusted upward, no less frequently than quarterly.  Mr. McKowen’s annual base salary initially was $180,000 and was increased to $250,000 effective January 1, 2013.  Mr. Harding’s annual base salary has been $120,000 per year.

Each agreement provides that executive officer party thereto will be entitled, in the event his employment is terminated during the term by us without cause (as defined) or by him for good reason (as defined), to (a) receive an amount in cash equal to six months’ base salary at the highest base salary in effect during the twelve months prior to termination plus the amount of the annual bonus, if any, paid to him for the preceding fiscal year, prorated to the termination date and (b) immediate vesting of all non-vested stock options. Both agreements provide for immediate vesting of all non-vested stock options in the event of a change in control, which generally is defined to be a sale or other disposition to a person, entity or group of 50% or more of our consolidated assets. The following table sets forth estimated compensation that would have been payable to our executive officers upon termination of employment, assuming termination took place on December 31, 2015, whether in connection with a change in control or otherwise.  Neither Mr. McKowen nor Mr. Harding held unvested options as of December 31, 2015, and therefore neither would have been entitled to additional compensation had a change in control occurred as of December 31, 2015.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Acceleration of Compensation Upon Termination
John R. McKowen	$ 125,000
Wayne Harding	60,000

Long-Term Compensation Plans and Stock Options

The Board of Directors has adopted a Management Incentive Plan that contemplates the issuance of stock-based compensation as well as cash bonuses to certain executive officers and key employees.  The incentive plan is administered by the Board’s Nominating, Compensation and Corporate Governance Committee under guidance from the Board.  The Management Incentive Plan authorizes our chief executive officer to approve grants of equity incentive awards to employees, except that grants to our chief executive officer or chief financial officer must be approved by the Board or the Nominating, Compensation and Corporate Governance Committee. It is contemplated that cash bonuses, restricted stock units and options will be granted following the successful closing of an equity or debt funding or an acquisition.  The amount of the grants will be based on the value of the transaction, and participants will be designated by the Board or Nominating, Compensation and Corporate Governance Committee upon recommendation by our chief executive officer.

On May 6, 2005, the Board adopted our 2005 Stock Option Plan, or 2005 Plan, pursuant to which the Board may grant to key employees, directors and consultants options to purchase up to 5,000,000 shares of common stock.  During 2011, the Board authorized the issuance of 800,000 shares from the 2005 Plan as compensation for future debt and capital efforts by consultants.  In 2011 and 2012, 600,000 shares were issued under the 2005 Plan, leaving 200,000 shares available to be issued.  No options were issued under the 2005 Plan in 2015.  As of December 31, 2015, options to purchase an aggregate of 1,989,867 shares of common stock at an exercise price of $1.25 per share were outstanding under the 2005 Plan.

On August 26, 2011, the Board adopted our 2011 Long-Term Stock Plan, or 2011 Plan, which was approved by our shareholders on November 7, 2011.  The 2011 Plan allows the Board to grant stock incentives to executives and permits our chief executive officer to grant stock incentives to non-executive employees, vendors and consultants for up to a combined total of 10,000,000 shares of common stock.  The per-share exercise price of common stock options granted under the 2011 Plan may not be less than the fair market value of a share of common stock on the date of grant as determined by the Board.  Stock options must expire no later than the tenth anniversary of the date of grant and may be subject to vesting or other requirements established by the Board.  In the event of a corporate transaction involving our company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.  As of December 31, 2015, options to purchase an aggregate of 25,000 shares at $1.05 per share and restricted stock units representing 3,112,615 shares of common stock were outstanding under the 2011 Plan.

Employment Agreements

We entered into an employment agreement with Wayne Harding, who then served as our Controller and now serves as our Chief Financial Officer, on November 1, 2008 and amended that agreement on December 16, 2010.  The initial one-year term of the contract renews automatically for successive one-year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then-current term.

Our employment agreement with Harding provide for accelerated stock vesting in the event of a change in control.  Change in control is defined generally as the sale or other disposition to a person, entity or group of 50% or more of our consolidated assets.

BOARD OF DIRECTORS

Biographical Information

Samuel Morris has served as one of our directors on an interim basis since July 2016.Mr. Morris is the principal of Morris Law Associates which he formed in 2006 after serving as general counsel to several companies. Through Morris Law, he has provided counsel on a variety of legal matters, such as acquisitions, management buyouts, restructurings and personnel matters. From 2006 until 2010, he also was General Counsel for Gichner Shelter Systems, Inc.  Prior to Morris Law Associates, Mr. Morris was General Counsel of Wire One Communications, Inc. (formerly V-SPAN), a full-service video conferencing company, as well as to a number of smaller companies, handling customer and vendor contracts, employment matters, acquisitions and litigation from 2002 to 2005. In 2000-2001, he was Senior Vice President, General Counsel and Secretary of Digital Access, LLC, a telecommunications broadband start-up. From 1993 to 2000, Mr. Morris was Vice President/General Counsel/Secretary for Lenfest Communications, Inc., a public diversified cable television and entertainment company. From 1985 to 1993, Mr. Morris was a Senior Partner of Hoyle, Morris & Kerr, a law firm that he co-founded. Prior to that Mr. Morris was in private practice, primarily as a partner in the law firm of Dilworth, Paxson, Kalish and Kaufman. Mr. Morris received his B.A. degree, cum laude, from Harvard College and his J.D. degree from the National Law Center of the George Washington University in Washington, D.C. He is 73 years old.

Mike Harnish has served as one of our directors on an interim basis since July 2016.  Officially retired, Mr. Harnish continues to serve as technology consultant to the Examination Review Board responsible for the administration and content of the CPA exam since 1999. He is also currently serving on the Board of Directors of Alliance Sports Group where he is chairman of the compensation committee as well as a member of the audit and special committees. Mr. Harnish previously served on the Board of Directors of DeltaHawk Engines where he was chairman of the audit committee. Prior to retirement, Mr. Harnish held the offices of COO/CIO of EthicsPoint, Inc.,

Fios, Inc., CPA2BIZ, and the law firm of Dickinson Wright PLLC. He has also served as President and CEO of Technology Consulting Partners LLC and was a former Associate, Technology Consulting Solutions at Plante& Moran. Mr. Harnish is a former Partner of Crowe, Chizek and Company CPAs (now Crowe Horwath LLP). Additionally, Mr. Harnish previously held the office of Director of Consulting Services, Lotus Development Corp. and has been a member of Various AICPA Committees including the Computerization Implementation Committee (CIC) and the first Chairman of the Information Technology Executive Committee and Membership Division. Mr. Harnish is a former member of the Illinois CPA Society Board of Directors and recipient of the AICPA Innovative User of Technology and the AICPA Sustained Contribution Awards. Mr. Harnish received his B.S. in Industrial Management with a Computer Science Technical Option from Purdue University and has received the certifications of: Certified Public Accountant (CPA); Certified Information Technology Professional (CITP); Certified in Financial Forensics (CFF); Certified Information Systems Auditor (CISA); EnCase Certified Examiner (EnCE); and the Certificate in Data Processing (CDP). Mr. Harnish is 65 years old.

T. Keith Wiggins is one of the early investors in Two Rivers.  He resides in southern Colorado and operates a large cattle ranch.  In 1995, Mr. Wiggins retired from Union Texas Petroleum Holdings, a Fortune 500 company, as vice president of human resources and environmental services.  Prior to his tenure at Union Texas, Mr. Wiggins was employed by Allied Chemical Corporation and held positions with increasing management responsibility in manufacturing, engineering, human resources and labor relations. Mr. Wiggins has board experience with Lake Forrest Utility district and various community entities.  On February 2, 2006, Colorado governor, Bill Owens, appointed Mr. Wiggins to the 3rd Judicial Nominating Commission of the State of Colorado Supreme Court.  Mr. Wiggins received his B.S. degree from Auburn University and his Master of Agriculture from Colorado State University, Fort Collins.  He is a veteran of the U.S. Army and the National Guard.  He is 75 years old.

James D. Cochran is founder and Managing Principal of Aspen Capital Partners, LLC, a privately held real estate investment, development, and asset management organization that focuses on all major real estate asset classes across the investment risk spectrum. Mr. Cochran has over 32 years of leadership, investments, operations, and capital markets experience with real estate firms in both the public and private sectors. He has had hands on operations, leasing, acquisitions, and development roles with local, national, and international responsibilities and has also been instrumental in successfully completing two IPO’s and raising private equity from national and foreign investors.  He has served as President and Chief Investment Officer for DCT Industrial Trust (NYSE: DCT), Board Member and member of the Executive Committee of Macquarie ProLogis Trust, an Australian Listed Property Trust (ASX:MPR), and Senior Vice President and member of the Investment Committee for ProLogis Trust (NYSE:PLD).  Before joining ProLogis, Mr. Cochran worked at TCW Realty Advisors and Economics Research Associates.  He is the former Chairman of the Board of the Denver Street School, a non-profit high school in Denver.  Mr. Cochran has a B.A. degree from the University of California, Davis and an MBA from the Anderson School at UCLA. Mr. Cochran is 55 years old.

Board Committees

The Board of Directors has established an Audit Committee, Nominating and Governance, and a Compensation Committee.

Audit Committee

The current members of the Audit Committee are Michael Harnish and Samuel Morris. Mr. Harnish chairs the Audit Committee.  The Board of Directors has determined that Mr. Harnishis an “audit committee financial expert” as defined in applicable SEC rules.  The primary functions of the Audit Committee are:

•

overseeing management’s establishment and maintenance of processes to provide for the reliability and integrity of our accounting policies, financial statements, and financial reporting and disclosure practices;

•

overseeing management’s establishment and maintenance of processes to provide for an adequate system of internal control over our financial reporting and management’s policies and guidelines for the assessment and management of risk, and overseeing our compliance with laws and regulations relating to financial reporting and internal control over financial reporting;

•

overseeing management’s establishment and maintenance of processes to provide for compliance with our financial policies;

•

retaining our independent registered public accounting firm and overseeing the firm’s independence, qualifications and performance; and

•

preparing the report required by the rules of the Securities and Exchange Commission to be included in annual proxy statements.

Nominating and Corporate Governance Committee (NCG)

The current members of the Nominating and Corporate Governance Committee, or the NCG Committee, are John Stroh, Michael Harnish and Samuel Morris.  Mr. Morrischairs the NCG Committee.  Mr. Stroh is not standing for reelection.  The primary functions of the NCG Committee are:

•

identifying and recommending to the Board of Directors for election or appointment qualified candidates for membership on the Board and the committees of the Board;

•

reviewing director candidates proposed by shareholders;

•

developing and recommending to the Board corporate governance principles and monitor compliance with all such principles;

•

proposing a slate of candidates for election as directors at each annual meeting; and

•

developing and monitoring succession plans for members of the Board, the members of the committees of the Board, and the Chairs of those committees.

In identifying and evaluating individuals qualified to become Board members, the NCG Committee considers such factors as the members deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors.  The NCG Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, the NCG Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the NCG Committee and the Board consider a candidate’s experience, education, industry knowledge and, history with Two Rivers, and differences of viewpoint when evaluating the candidate’s qualifications for election to the Board.  In evaluating such candidates, the NCG Committee seeks to achieve a balance of knowledge, experience and capability in its composition.  In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

Compensation Committee

The current members of the Compensation Committee are Samuel Morris, Michael Harnish, and John Stroh.  Mr. Morris chairs the Compensation Committee.  Mr. Stroh is not standing for reelection.  The primary functions of the Compensation Committee are:

•

discharge the board’s responsibilities relating to the compensation of our executives, including annual review and evaluation of management’s performance and compensation.

•

provide general oversight and risk management of our compensation structure including equity compensation and benefits programs

The CG Committee approves employment agreements and bonuses paid to our executives.  There is no set schedule for the payment of bonuses.  Bonuses are considered when certain benchmarks are reach.  The benchmarks can include such activities as a successful capital or debt raise, operational performance, and acquisitions of significant assets or agreements that are accretive to our business.  Both the benchmarks and the amount and type of bonus are determined by the Board with input from the CG Committee.

Audit Committee Report

The audit committee has reviewed and discussed the audited consolidated financial statements of the Parent Company and its subsidiaries for fiscal 2015, and has discussed these financial statements with the Parent Company’s management and independent registered public accounting firm for fiscal 2015, Eide Bailly LLP. The audit committee has also received from, and discussed with, Eide Bailly LLP various communications that the independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Eide Bailly LLP also provided the audit committee with the written communications required under regulations of the Public Company Accounting Oversight Board, including communications regarding the independence of the registered public accounting firm. The audit committee has discussed with Eide Bailly LLP its independence from the Parent Company. The audit committee also considered whether the provision of other, non-audit related services referred to under the heading "Independent Registered Public Accounting Firm Fees and Other Matters" is compatible with maintaining the independence of the registered public accounting firm.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and Eide Bailly LLP, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Parent Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE

Gregg Campbell

Dennis Channer

Note: Mr. Campbell resigned from the board in April of 2015 and Mr. Channer resigned in June of 2015.

DIRECTOR COMPENSATION

The following table sets forth information concerning compensation paid to our outside directors for services during 2015:

Name	Fees earned or paid in cash	Stock award	Total
John Stroh	$ 8,000	$ 20,400	$ 28,400
Dennis Channer	$ 8,000	$ 27,200	$ 35,200
Gregg Campbell	$ 8,000	$ 27,200	$ 35,200
Rockey Wells	-	$ 3,513	$ 3,513

Since October 1, 2012, each outside director receives $2,000 per calendar quarter and $1,000 for each meeting attended in person.  For the first year of service, an outside director receives 5,000 shares of Common Stock per calendar quarter.  After a full year of service, an outside director receives 7,500 shares of Common Stock per calendar quarter.  The chairs of the audit committee and the compensation, governance and nominating committee receive an additional 2,500 shares of Common Stock per calendar quarter.

In 2015, we expensed stock compensation for the following shares of Common Stock:  Dennis Channer, 40,000 shares; Gregg Campbell, 40,000 shares; John Stroh, 30,000 shares; and Rockey Wells, 5,625 shares.

CORPORATE GOVERNANCE

Director Nomination Process

For a discussion of our process for nominating directors, please see “Board of Directors—Board Committees—Nominating and Corporate Governance Committee.”

Communicating with Independent Directors

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate.  Our Chairman of the Board is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of those communications to the other directors as he considers appropriate.

Communications are forwarded to all directors if the communications relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to the Board should address such communications to the Board in care of our Secretary at Two Rivers Water and Farming Company, 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado 80222.

Code of Ethics

We have adopted a written Code of Conduct that applies to our directors, officers and salaried employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

Conflicts of Interest

Our officers and directors are, or may become, in their individual capacities, officers, directors, controlling shareholder or partners of other entities engaged in a variety of businesses.  Thus, there exists potential conflicts of interest including time, efforts and corporate opportunity, involved in participation with such other business entities.  While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

Presently no requirement is contained in our Articles of Incorporation, Bylaws, or minutes that requires our officers and directors to disclose to us business opportunities that come to their attention.  Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities that come to their attention, in their capacity as an officer, director or otherwise.  Excluded from this duty would be opportunities that the person learns about through his involvement as an officer and director of another company.

Compensation Committee Interlocks and Insider Participation

Since January 1, 2013, none of our executive officers has served as a member of either the board of directors or compensation committee of any entity, one or more of whose executive officers served as a member of either the Board of Directors or its Nominating, Compensation and Corporate Governance Committee.

LIMITATION OF LIABILITY AND INDEMNIFICATION

Indemnification of Directors and Officers

As permitted by the Colorado Corporation Act, the personal liability of directors for monetary damages for breach or alleged breach of their duty of care is limited.  In addition, as permitted by the Colorado Corporation Act, our Bylaws provide generally that we shall indemnify our directors and officers to the fullest extent permitted by Colorado law, including those circumstances in which indemnification would otherwise be discretionary.

We have agreed to indemnify each of our directors and officers to provide the maximum indemnity allowed to directors and executive officers by the Colorado Corporation Act and our Bylaws, as well as certain additional procedural protections.  In addition, the indemnification agreements provide generally that we will advance expenses incurred by directors and officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in our Bylaws, and the indemnification agreements we have entered into with our directors and officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We maintain director and officer insurance providing for indemnification of our directors and officers for certain liabilities, including certain liabilities under the Securities Act.  We also maintain a general liability insurance policy that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

RELATED-PARTY TRANSACTIONS

The following discussion relates to certain transactions that involve both our company and one of our executive officers, directors or five-percent shareholders, each of whom we refer to as a “related party.”  For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship in which we participate and in which a related party has a direct or indirect material interest.

Since January 1, 2015 there have been the following related-party transactions, except for the compensation arrangements described under “Executive Compensation” and “Director Compensation”:

•

The seller of DFP assets is now an employee of the Company and is owed $590,000 and was paid $35,000 in interest expense for the year ended December 31 2015.

•

The Company’s Chief Executive Officer, Chief Financial Officer and two other employees of the Company serve as the only members of the Sunset Metropolitan District (Sunset).  Sunset is a quasi-governmental agency operating under Title 32 of the State of Colorado Constitution.  As of December 31, 2015, the Company has advanced $78,000 to Sunset.

•

In March 2016, the Company extended a farming lease with John Stroh, II, a member of the Company’s board of directors.  In 2015, Mr. Stroh, along with a non-affiliated party, leased farmland located in the Butte Valley area of the county of Huerfano, Colorado.  The new lease requires a payment of $20,000 per year.

•

The Company’s Chief Executive Officer, John McKowen, had the following transactions with the Company:

o

As of December 31, 2015, purchased $625,000 of the GCP Super Units offering, at the same terms as other investors, and received a credit for a finder’s fee of $43,750;

o

Subsequent to year end and as disclosed in Note 11, purchased an additional $200,000 of the GCP Super Units offering, at the same terms as other investors, and received a credit for a finder’s fee of $14,000; and

o

GrowCo Partners 1, LLC leases a greenhouse and warehouse to Suncanna.  Effective February 25, 2016, RH Group, LLC, of which Mr. McKowen holds a 60% membership interest, entered into a definitive agreement to purchase all of the equity interests of Suncanna from its previous owner.

o

Because of the events described above that occurred subsequent to year-end, we have classified our relationship with Suncanna as that with a related party.  We generated leasing revenues—related party totaling $947,000, incurred costs of leasing revenues—leasing revenues totaling $203,000, and held accounts receivable totaling $910,000 with our related party tenant Suncanna during and as of the year ended December 31, 2015.

•

The Chief Financial Officer of Two Rivers and GrowCo, Wayne Harding, invested $25,000 in the GrowCo Partners 1, LLC and $100,000 in the GrowCo Note offering at the same terms as other investors.

•

On March 18, 2016, the Company’s Chief Financial Officer, Wayne Harding, was appointed as Chief Executive Officer of Suncanna.  Mr. Harding has no ownership in Suncanna. Mr. Harding subsequently resigned this position.

STOCK OWNERSHIP

Directors, Officers and Principal Shareholders

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 20, 2016, by:

•

each person, or group of affiliated persons, who is known by us to own beneficially more than five percent of the outstanding shares of Common Stock;

•

each of our directors and executive officers; and

•

all of our current directors and executive officers as a group.

The following table lists the percentage of shares beneficially owned based on 26,980,811 shares of Common Stock outstanding as of March 20, 2016, which include shares of Common Stock issuable upon the exercise of options, or upon the vesting of RSUs, by May 19, 2016 (60 days after March 20, 2016).  Except as otherwise indicated, all of the shares reflected in the table are Common Stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
John McKowen (1)	4,451,620	15.4%
Wayne Harding (2)	708,089	2.5%
John Stroh II	671,402	2.3%
Dennis Channer	170,000	*
Gregg Campbell	155,000	*
Rockey Wells	455,750	1.6%
All directors and executive officers as a group (6 persons)	6,611,861	22.9%

*

Less than 1%.

(1) Includes 1,880,947 shares subject to restricted stock units.
(2) Includes 6,666 shares owned by an individual retirement account for the benefit of Mr. Harding's spouse.

For purposes of the table above, the address of each of our directors and executive officers is in care of Two Rivers Water & Farming Company, 2000 South Colorado Boulevard, Tower 1, Suite 3100, Denver, Colorado 80222.

The shares of Common Stock beneficially owned by Mr. McKowen include 1,880,948 shares subject to RSUs.

The shares of Common Stock beneficially owned by Mr. Harding include 6,666 shares owned by an individual retirement account for the benefit of Mr. Harding's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2015, all of the Section 16(a) filing requirements applicable to our officers and directors were filed in compliance with all applicable requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Eide Bailly LLP is the current principal audit accounting firm and has performed the audit beginning with the year ended December 31, 2011.  The board of directors has considered whether the provisions of audit services are compatible with maintaining Eide Bailly LLP’s independence and concluded that Eide Bailly LLP is independent.  Further, the audit committee held a pre-audit conference with Eide Bailly LLP and pre-approved the audit planned process and procedures.  The audit committee has approved all of Eide Bailly LLP’s fees.

The following table represents aggregate fees billed to us by Eide Bailly LLP during 2015 and 2014.

	Year Ended December 31,
	2015	2014
Audit Fees	$ 77,698	$ 73,231

All audit and non-audit services provided by Eide Bailly, LLP are pre-approved by the Audit Committee on a case-by-case basis, which considers whether the provision of non-audit services is compatible with maintaining the independent registered public accounting firm’s independence.

*          *          *

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015, AS FILED WITH THE SEC, IS INCLUDED IN OUR 2015 ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE ACCESSED OVER THE INTERNET AS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS SENT TO OUR COMMON SHAREHOLDERS OF RECORD AS OF AUGUST 3, 2016.  YOU MAY VIEW AND ALSO DOWNLOAD OUR 2015 ANNUAL REPORT TO SHAREHOLDERS AT www.proxyvote.com.  A SHAREHOLDER MAY SUBMIT A WRITTEN REQUEST FOR A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR 2015 TO OUR SECRETARY AT 2000 SOUTH COLORADO BOULEVARD, TOWER 1, SUITE 3100, DENVER, COLORADO 80222.

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